UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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FIRSTHAND TECHNOLOGY VALUE FUND, INC.

(Name of Registrant as Specified in Its Chart

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FIRSTHAND TECHNOLOGY VALUE FUND, INC.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

March 16, 2020

Dear Fellow Stockholders:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Firsthand Technology Value Fund, Inc. (the “Company” or “SVVC”) on May 13, 2020 at 2:00 p.m., Pacific Time, at the San Jose Marriott hotel at 301 S. Market Street, San Jose, CA 95113.

The matters for consideration at the meeting are:

i.	the election of two directors of the Company;

ii.	the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020;

iii.	a non-binding stockholder proposal, if properly presented at the meeting; and

iv.	the transaction of such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Company’s Board of Directors unanimously recommends that you vote FOR the election of each of its two nominees for director and FOR the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm.

The Company’s Board of Directors unanimously recommends that you vote AGAINST the non-binding stockholder proposal for the important reasons discussed in these proxy materials.

Enclosed with this letter are the formal notice of the meeting; the proxy statement, which gives detailed information about the Board nominees and proposals and why the Board of Directors unanimously recommends that you vote FOR the election of each of its two nominees for director, FOR the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm and AGAINST the non-binding stockholder proposal; a written proxy for you to sign and return; and a copy of the Company’s annual report to stockholders on Form 10-K.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

If you have any questions about the enclosed proxy or need assistance in voting your shares, please call 800.976.8776.

Sincerely,

Kevin Landis
Chairman of the Board of Directors,
CEO and President

Firsthand Technology Value Fund, Inc.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Firsthand Technology Value Fund, Inc.:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders of Firsthand Technology Value Fund, Inc., a Maryland corporation (the “Company”), will be held on May 13, 2020 at 2:00 p.m., Pacific Time, at the San Jose Marriott hotel at 301 S. Market Street, San Jose, CA 95113, to consider and vote on the following matters as more fully described in the accompanying proxy statement:

1.	the election of two Class III directors of the Company to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020;

3.	a non-binding stockholder proposal, if properly presented at the meeting; and

4.	the transaction of such other business that may properly come before the meeting or any postponements or adjournments thereof.

Stockholders of record as of the close of business on March 13, 2020 are entitled to notice of and to vote at the meeting (or any postponement or adjournment of the meeting). Whether or not you plan to attend the meeting, we urge you to review these materials carefully and to authorize a proxy to vote your shares by submitting your proxy card as promptly as possible.

By Order of the Board of Directors of the Company,

Kelvin Leung
Secretary

March 27, 2020
San Jose, California

TABLE OF CONTENTS

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS	2
PROXY STATEMENT 2020 ANNUAL MEETING OF STOCKHOLDERS	4
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	5
PROPOSAL ONE — ELECTION OF DIRECTORS	8
NOMINEES FOR DIRECTOR	9
REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS	10
DIRECTOR COMPENSATION	11
COMMITTEES OF THE BOARD OF DIRECTORS	11
INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES, OR SKILLS	13
BOARD RECOMMENDATION	14
PROPOSAL TWO — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
INDEPENDENT ACCOUNTING FEES AND POLICIES	15
AUDIT COMMITTEE REPORT	15
BOARD RECOMMENDATION	16
PROPOSAL THREE — NON-BINDING STOCKHOLDER PROPOSAL	16
STOCKHOLDER PROPOSAL	17
THE BOARD’S OPPOSING STATEMENT	18
BOARD RECOMMENDATION	18
INFORMATION ABOUT EXECUTIVE OFFICERS	19
COMPENSATION DISCUSSION AND ANALYSIS	19
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	20
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	21
CORPORATE GOVERNANCE	21
COMPENSATION COMMITTEE REPORT	24
OTHER MATTERS	24
MORE INFORMATION ABOUT THE MEETING	25
INVESTMENT ADVISER	25
ADMINISTRATOR	25
HOUSEHOLDING OF PROXY MATERIALS	25
STOCKHOLDER PROPOSALS	25

Firsthand Technology Value Fund, Inc.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

PROXY STATEMENT
2020 ANNUAL MEETING OF STOCKHOLDERS
May 13, 2020

This proxy statement is being sent to you by the Board of Directors (the “Board” or the “Board of Directors”) of Firsthand Technology Value Fund, Inc., a Maryland corporation (the “Company,” “SVVC,” “we,” “us,” or “our”). The Board of Directors is asking you to complete, sign, date, and return the enclosed proxy card, permitting your votes to be cast at the 2020 annual meeting (the “Annual Meeting”) of stockholders to be held on May 13, 2020, at 2:00 p.m., Pacific Time, at the San Jose Marriott hotel at 301 S. Market Street, San Jose, CA 95113. Stockholders of record at the close of business on March 13, 2020 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. You are entitled to one vote for each share of common stock you hold at the close of business on the Record Date on each matter on which holders of such shares are entitled to vote. This proxy statement and enclosed proxy are first being mailed to stockholders on or about March 27, 2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2020: You should have received, together with this proxy statement, our Annual Report to stockholders for the fiscal year ended December 31, 2019. If you would like another copy of the Annual Report, please write us at the address shown at the top of this page or call us at 800.976.8776. The report will be sent to you without charge. Our reports can be accessed on our website (www.firsthandtvf.com) or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov). (The Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated as a result of these references.)

Firsthand Capital Management, Inc. (“FCM” or the “Investment Advisor”) externally manages and advises us pursuant to our investment management agreement. FCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. FCM provides investment advice to investment funds and other clients, focusing on the technology and alternative energy sectors. As of December 31, 2019, FCM managed approximately $400 million. FCM may be contacted at the address listed above.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

In this section of the proxy statement, we answer some common questions regarding the Annual Meeting and voting at the Annual Meeting.

Q.	WHAT AM I BEING ASKED TO CONSIDER AND VOTE ON AT THE ANNUAL MEETING?

A.	The matters to be considered and voted upon at the Annual Meeting are:

●

The election of two Class III Directors to serve until the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The directors currently serving in Class III are Kevin Landis and Kimun Lee.

●	The ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

●	A non-binding stockholder proposal, if properly presented at the Annual Meeting.

●	The transaction of such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Q.	HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.

The Board of Directors unanimously recommends that you vote FOR the election of each of its two nominees for director and FOR the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm.

The Board of Directors unanimously recommends that you vote “AGAINST” the non-binding stockholder proposal for the important reasons discussed in this proxy statement.

Q.	HOW CAN I VOTE?

A.

If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the Annual Meeting by completing, signing, dating and returning the enclosed proxy card. You also have the option of authorizing a proxy to vote your shares by telephone or via internet, by following the instructions in the enclosed proxy card. Stockholders of record as of the close of business on the Record Date, or their duly authorized proxies also may vote in person at the Annual Meeting. However, even if you plan to attend the Annual Meeting, we urge you to return your proxy card or authorize a proxy to vote your shares by telephone or via the internet. That will ensure that your vote is cast should your plans change.

Q.	HOW PROXIES WILL BE VOTED?

A.

All proxies solicited by the Board of Directors that are properly authorized at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions specified. If no instructions are specified, the persons named as proxies will cast such votes FOR the election of each of the two nominees for director, FOR the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm and AGAINST the non-binding stockholder proposal. We know of no other matters to be properly presented at the Annual Meeting. However, if another proposal is properly presented at the Annual Meeting, the persons named as proxies on the enclosed proxy card will cast votes on each proposal in their sole discretion.

Q.	CAN I REVOKE MY PROXY?

A.	Yes. At any time before it has been exercised, you may revoke your proxy by:

●	sending a letter revoking your proxy to the Secretary of the Company at our offices located at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113;

●	properly executing and sending a later-dated proxy; or

●	attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person. Attendance in person at the Annual Meeting alone will not revoke your proxy.

Q.	WHAT CONSTITUTES A QUORUM?

A.

The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum for the purposes of the Annual Meeting. No business may be conducted at the Annual Meeting if a quorum is not present. Abstentions and broker “non-votes” will be counted as present for purposes of determining a quorum. A broker non-vote is a vote that is not cast on a non-routine matter because the shares entitled to cast the vote are held in “street name”, the broker lacks discretionary authority to vote the shares and the broker has not received voting instructions from the beneficial owner.

If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

Q.	WHAT IS THE REQUIRED VOTE FOR APPROVAL OF EACH PROPOSAL PROPERLY PRESENTED AT THE ANNUAL MEETING?

A.

Proposal One. The election of each of Messrs. Landis and Lee as a Class III Director requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. Each share of common stock is entitled to one vote for each of the two directors to be elected at the Annual Meeting. For the purposes of Proposal One, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the election of Messrs. Landis and Lee. There is no cumulative voting in the election of directors.

Proposal Two. The ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal. Each share of common stock is entitled to one vote. For purposes of the vote on Proposal Two, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. Because the ratification of the appointment of Tait, Weller & Baker LLP is a discretionary item, generally, brokers, banks, trusts or other nominees holding shares that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

Proposal Three. The non-binding stockholder proposal recommending that the Board of Directors seek and pursue any and all measures to enhance shareholder value including: (1) orderly termination of the fund, (2) orderly liquidation of SVVC assets with distribution of available cash to shareholders, (3) tender offers for SVVC shares using available cash from any and all investment exits, (4) merger of the fund into an entity offering shareholder exits near NAV (net asset value), or (5) other measures likely to allow shareholders to exit SVVC near its NAV requires approval of the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal. If the stockholder proponent, or its representative who is qualified under state law, is present at the Annual Meeting and properly submits Proposal 3 for a vote, then Proposal 3 will be voted on at the Annual Meeting. For purposes of the vote on Proposal Three, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote on the proposal. As an advisory vote, if approved, Proposal 3 would be a non-binding recommendation to the Board of Directors.

Q.	WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

A.

The Board of Directors does not know of any matters to be properly presented at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Annual Meeting (or any postponement or adjournment thereof) for consideration, and you properly authorize a proxy, the persons named as proxy holders will have the discretion to vote on those matters for you.

Q.	WHO IS SOLICITING MY VOTE?

A.	In this proxy statement, the Board of Directors is soliciting your vote for matters properly submitted for consideration by stockholders at the Annual Meeting.

Q.	WHO PAYS FOR THIS SOLICITATION OF PROXIES?

A.

The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses, and all other costs, in connection with this solicitation of proxies will be borne by the Company. We will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of our shares. Additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, FCM, our transfer agent, or by brokers or their representatives. We will not pay any of our representatives or FCM any additional compensation for their efforts to supplement proxy solicitation.

Q.	CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

A.	Yes. The proxy statement and Annual Report are available on the Internet at www.firsthandtvf.com.

This information summarizes information that is included in more detail in the proxy statement. We urge you to
read the proxy statement carefully.
If you have questions, call 800.976.8776.

PROPOSAL ONE
ELECTION OF DIRECTORS

Under our charter, our Board of Directors (the “Board”) is divided into three classes (Class I, Class II and Class III). We currently have five directors.

Class	Term*	Directors
I	to serve until the Annual Meeting of Stockholders in 2021	Greg Burglin Rodney Yee

II	to serve until the Annual Meeting of Stockholders in 2022	Nicholas Petredis

III	to serve until the Annual Meeting of Stockholders in 2020	Kimun Lee Kevin Landis

* Each director serves until the Annual Meeting of Stockholders for the designated year and until his successor is duly elected and qualifies.

The directors whose terms are expiring at this year’s Annual Meeting are the Class III directors, Kevin Landis and Kimun Lee. The Board has nominated them for election at the Annual Meeting, to serve until the 2023 Annual Meeting of Stockholders and until their successors have been duly elected and qualify.

The Board knows of no reason why the nominees will be unable to serve, and the nominees have consented to serve if -elected. If either nominee is unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote in their discretion for another nominee designated by the Board. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise instructed) FOR the election of Messrs. Landis and Lee as the Class III directors.

The following tables set forth the nominees’ and each remaining director’s name and age; position(s) with us and length of time served; principal occupation during the past five years; and other directorships held during the past five years. The address for the nominees and all directors is 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. Additional biographical information on each nominee and remaining directors follows the table.

The directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of FCM, or our underwriters in offerings of our securities from time to time, as defined in the 1940 Act, are referred to herein as “Independent Directors.” None of our Independent Directors, nor any of their immediate family members, has been a director, officer or employee of FCM or its affiliates within the last five years.

For information regarding the Fund’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis” below.

NOMINEES FOR DIRECTOR

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Interested Person
Kevin Landis (2) (born 1961)	Chairman of the Board of Directors, President and Chief Executive Officer. Director (to serve until the 2020 Annual Meeting of Stockholders), elected annually as an officer. Served since 2010.	President of FCM since 2009; President, Chairman and Founder of Firsthand Funds since 1994; Portfolio Manager of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Opportunities Fund since 1999, and of Firsthand Technology Leaders Fund from 1997 to 2012; Portfolio Manager of the Company since April 2011.	3

Current: Firsthand Funds (since 1994); Hera Systems, Inc.; IntraOp Medical Corp.; Pivotal Systems Corp.; Revasum, Inc.; Silicon Genesis Corp.; Telepathy Investors, Inc.; Wrightspeed, Inc.;

Former: Hiku Labs, Inc. (from August 2015 through October 2016); Phunware, Inc. (from March 2014 through January 2018); QMAT, Inc. (from December 2012 to December 2019); Vufine, Inc. (from March 2015 through May 2019).

Not Interested
Kimun Lee (born 1946)	Director (to serve until the 2020 Annual Meeting of Stockholders). Served since 2010.	Mr. Lee is a California-registered investment adviser. In addition, he has also conducted a consulting business under the name Resources Consolidated since January 1980.	3

Current: Since September 2009, Mr. Lee has served as a principal and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that sponsors iShares S&P GSCI Commodity-Indexed Trust, iShares Gold Trust, and iShares Silver Trust and operated iShares Commodity Optimized Trust through its liquidation in 2018. Since April 2013, Mr. Lee has served as a trustee of Firsthand Funds (2 portfolios). Since April 2014, Mr. Lee has served as a trustee of FundX Investment Trust (5 portfolios).

(1)

The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, FCM, and, as a result, the Fund Complex included the Company and Firsthand Funds, a family of open-end funds registered under the 1940 Act that are managed by FCM.

(2)	Mr. Landis is an “interested person” of the Company because he is an owner, an officer, and an employee of FCM.

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Greg Burglin (born 1960)	Director (to serve until the 2021 Annual Meeting of Stockholders). Served since 2010.	Tax consultant for more than 5 years.	3	Current: Firsthand Funds
Nicholas Petredis (born 1951)	Director (to serve until the 2022 Annual Meeting of Stockholders). Served since 2014.	Mr. Petredis is a principal of Petredis Law Offices from 1994 to present. He was the Chief Compliance Officer for Firsthand Funds from 2008 to 2013 and Chief Compliance Officer of the Company from 2010 to 2013. He is also of counsel to Terra Law, LP, and Moser Taboada.	3	Current: None
Rodney Yee (born 1960)	Director (to serve until the 2021 Annual Meeting of Stockholders). Served since 2014. Also served from 2010 to 2013.	Mr. Yee is a financial industry professional operating as an independent consultant since September 2014. From September 2019 to present Mr. Yee is Manager of Finance and Schools for the San Francisco Archdiocese. Mr. Yee was Chief Operating Officer, Chief Financial Officer and Treasurer of ASA Gold and Precious Metals Limited (a closed-end investment company traded on the NYSE) from 2010 to 2014.	3	Current: None From 2010 through 2013 Mr. Yee also served as a trustee for Firsthand Funds (2 portfolios).

(1)

The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, FCM, and, as a result, the Fund Complex included the Company and Firsthand Funds, a family of open-end funds registered under the 1940 Act that are managed by FCM.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid by us during the fiscal year ended December 31, 2019, to the Independent Directors. No compensation is paid to directors who are “interested persons.” We have no retirement or pension plans or any compensation plans under which our equity securities were authorized for issuance.

Name	Fees Earned or Paid in Cash (Total Compensation)
Independent Directors
Greg Burglin	$50,000
Kimun Lee	$50,000
Nicholas Petredis	$50,000
Rodney Yee	$50,000

Interested Director
Kevin Landis	None

Our directors and officers who are “interested persons” because of their employment by FCM, including all our executive officers, serve without any compensation from us. Each of the Independent Directors receives $50,000 per annum plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly-scheduled in-person board meeting. In addition, we purchase directors and officer’s liability insurance on behalf of our directors and officers, who are covered under the same joint policy that covers FCM and Firsthand Funds.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board has four standing committees: (1) the Audit Committee, (2) the Valuation Committee, (3) the Nominating Committee and (4) the Compensation Committee.

AUDIT COMMITTEE

The members of the Audit Committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the Nasdaq Stock Market corporate governance regulations, is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act, and is able to read and understand financial statements as required by the NASDAQ Stock Market Corporate governance regulations. Mr. Yee serves as chairman of the Audit Committee. Our Board of Directors has determined that Mr. Yee is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). Mr. Yee meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee is responsible for approving our independent registered public accounting firm, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants, and reviewing the adequacy of our internal accounting controls. For the fiscal year ended December 31, 2019, the Audit Committee met four times. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is available on the Company’s website at www.firsthandtvf.com.

VALUATION COMMITTEE

The members of the Valuation Committee are Greg Burglin, Nicholas Petredis, and Rodney Yee, each of whom is independent for purposes of the NASDAQ Stock Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Burglin serves as chairman of the Valuation Committee. The

Valuation Committee is responsible for aiding our Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board of Directors and Valuation Committee may use the services of nationally recognized independent valuation firms or the advice of FCM to help them determine the fair value of these securities. For the fiscal year ended December 31, 2019, the Valuation Committee met four times. The Valuation Committee operates under a written charter adopted by the Board of Directors. A copy of the Valuation Committee Charter is available on the Company’s website at www.firsthandtvf.com.

NOMINATING COMMITTEE

The members of the Nominating Committee are Kimun Lee, Nicholas Petredis and Rodney Yee, each of whom is independent for purposes of the NASDAQ Stock Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Lee serves as chairman of the Nominating Committee. The Nominating Committee is responsible for nominating and corporate governance matters. This includes the responsibilities of selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles, and overseeing the evaluation of the Board and our management. For the fiscal year ended December 31, 2019, the Nominating Committee met three times. The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating Committee Charter is available on the Company’s website at www.firsthandtvf.com.

COMPENSATION COMMITTEE

The members of the compensation committee are Nicholas Petredis, Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the NASDAQ Stock Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Petredis serves as chairman of the Compensation Committee. The compensation committee is responsible for overseeing the discharge of, or assisting the Board in discharging, the Board’s responsibilities relating to the Company’s executive officers as well as the compensation of the independent directors. During the fiscal year ended December 31, 2019, the compensation committee met one time. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee Charter is available on the Company’s website at www.firsthandtvf.com.

BOARD OF DIRECTOR AND COMMITTEE MEETINGS HELD

The following table shows the number of meetings held for the Company during the fiscal year ended December 31, 2019:

Board of Directors	7
Audit Committee	4
Valuation Committee	4
Nominating Committee	3
Compensation Committee	1

All directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Company does not currently have a policy with respect to Board member attendance at annual meetings of stockholders.

Please refer to “Corporate Governance” on page 21 below for a review of the Board’s leadership structure, role in risk oversight, and other matters.

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS,
EXPERIENCE, ATTRIBUTES, OR SKILLS

The Board believes that each of its directors has the qualifications, experience, attributes, and skills (“Director Attributes”) appropriate to his continued service as a director of the Company in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that he has the ability to critically review, evaluate, and access information provided. Certain of these business and professional experiences are set forth in detail in the charts above. Messrs. Landis, Burglin, Lee and Yee have served on boards for organizations other than the Company, and, except for Mr. Yee who did not serve on the Board for part of 2013 and 2014 and Mr. Petredis who joined the Board in 2014, each has served on the Board of the Company since its inception. In addition, each of the directors has substantial boardroom experience and/or, in his service to the Company, has gained substantial insight into the operation of the Company and has demonstrated a commitment to discharging his duties as a director.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

INFORMATION ABOUT INDEPENDENT DIRECTORS

Greg Burglin, 59, is an accounting and tax specialist and has been a tax consultant for more than 5 years. Mr. Burglin’s tax and accounting expertise enables him to provide valuable counsel to the Company, and he currently chairs our Valuation Committee, which is responsible for aiding our Board of Directors in fair value pricing our illiquid securities. Mr. Burglin has also served as Trustee to Firsthand Funds, a Delaware statutory trust, since November 2008. In determining Mr. Burglin’s qualifications to serve on the Board, the Board considered Mr. Burglin’s familiarity with FCM and service on the board of a registered investment company. Mr. Burglin holds a Bachelor’s Degree in Business Administration from University of California at Berkeley and a Master’s Degree in Taxation from Golden Gate University.

Kimun Lee, 73, is a registered investment adviser and a principal of Resources Consolidated, an investment banking and consulting firm he founded in 1980. He also has extensive experience as a director of registered investment companies. Since September 2009, Mr. Lee has served as a principle and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that operates iShares S&P GSCI Commodity-Indexed Trust, iShares Gold Trust, and iShares Silver Trust and operated iShares Commodity Optimized Trust through its liquidation in 2018. Since April 2013, Mr. Lee has served as a trustee of Firsthand Funds, a mutual fund complex. Since April 2014, Mr. Lee has served as a trustee of FundX Investment Trust, a mutual fund complex. Mr. Lee also previously served as a member of the Board of Directors of Fremont Mutual Funds, Inc., a mutual fund complex. In determining Mr. Lee’s qualifications to serve on the Board, the Board considered Mr. Lee’s extensive business and governance experience, which is reflected in the leadership he provides to our Board. Mr. Lee holds a Bachelor’s Degree from University of the Pacific and an MBA from University of Nevada, Reno. He has also completed the Stanford University Executive Education program in Corporate Governance for Directors.

Nicholas Petredis, 68, is a practicing attorney and has been principal of Petredis Law Offices since 1994. He has been of counsel to Terra Law, LP from 2011 to the present and to Mosher Taboada from November 2007 to the present. He was the Chief Compliance Officer for Firsthand Funds from 2008 to 2013 and Chief Compliance Officer of the Company from 2010 to 2013. In determining Mr. Petredis’s qualifications to serve on the Board, the Board considered Mr. Petredis’s experience in legal regulatory and compliance matters. Mr. Petredis holds a Bachelor’s Degree in Political Science from Salem College, a Master’s Degree in Planning and Public Administration from Pepperdine University, and a Juris Doctor from Temple University School of Law.

Rodney Yee, 59, is a financial industry professional operating as an independent consultant since September 2014. From September 2015 to present Mr. Yee serves as Manager of Finance and Schools for the San Francisco Archdiocese. Mr. Yee was COO, CFO, and Treasurer of ASA Limited (a Bermuda based SEC registered closed- end fund traded on the NYSE) from August 2010 to August 2014, and before then Mr. Yee was COO and CCO of CCM Partners (an SEC registered investment adviser) from November 2005 to August 2010. From 2004 to 2005, Mr. Yee served as CFO of Matthews International Capital Management (an SEC registered investment adviser) and Treasurer of Mathews Asian Funds. In determining Mr. Yee’s qualifications to serve on the Board, the Board considered Mr. Yee’s experience in accounting and auditing matters related to the investment management industry. Mr. Yee holds a Bachelor’s Degree in Accounting from San Jose State University, and an MBA from University of Phoenix.

INFORMATION ABOUT INTERESTED DIRECTORS

Kevin Landis, 58, in addition to being President and Chief Investment Officer of FCM, is also the President and Chief Executive Officer of Firsthand Funds, which he co- founded in 1994. Mr. Landis is a well-known technology investor who serves as portfolio manager for Firsthand Alternative Energy Fund and Firsthand Technology Opportunities Fund, each a series of Firsthand Funds. He currently serves on the boards of directors at Hera Systems, Inc., IntraOp Medical Corporation, Pivotal System Corp., Revasum, Inc., Silicon Genesis Corporation, Telepathy Investors, Inc. and Wrightspeed, Inc. From August 2015 through October 2016, Mr. Landis served as a director of Hiku Labs, Inc., from March 2014 through January 2018, Mr. Landis served as a director of Phunware, Inc., from March 2015 through May 2019, Mr. Landis served as a director of Vufine, Inc. and from December 2012 through December 2019, Mr. Landis served as a director of QMAT, Inc. In determining Mr. Landis’ qualifications to serve on the Board, the Board considered Mr. Landis’s over two decades of experience in engineering, market research, product management, and investing in the technology sector. Mr. Landis appears regularly on CNBC, CNBC Asia, and Bloomberg News, and has been featured in Forbes, Fortune, Time, and Money magazines. Mr. Landis holds a Bachelor’s Degree in Electrical Engineering and Computer Science from the University of California at Berkeley and an MBA from Santa Clara University.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT
DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
EACH OF THE NOMINEES AS DIRECTORS.

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors of the Company, including all of the Company’s Independent Directors, have selected Tait, Weller & Baker LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2020, and are submitting the selection of Tait, Weller & Baker LLP to the stockholders for ratification.

Tait, Weller & Baker LLP has audited the financial statements of the Company since inception and has informed us that it has no direct or indirect material financial interest in the Company or in FCM.

A representative of Tait, Weller & Baker LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders’ questions.

The Audit Committee normally meets two times each year with representatives of Tait, Weller & Baker LLP to discuss the scope of its engagement, and review the financial statements of the Company and the results of its examination.

INDEPENDENT ACCOUNTING FEES AND POLICIES

AUDIT AND RELATED FEES

Audit Fees. The aggregate fees billed to us by Tait, Weller & Baker LLP during fiscal years 2018 and 2019 for professional services rendered with respect to the audit of our financial statements were $37,500 and $37,500, respectively.

Audit-Related Fees. For professional services for assurance and related services reasonably related to the performance of the audits of our annual financial statements for fiscal years 2018 and 2019, we were billed by Tait, Weller & Baker LLP for fees in the amounts of $9,000 and $9,000, respectively.

Tax Fees. For professional services for tax compliance, tax advice and tax planning for fiscal years 2018 and 2019, we were billed by Tait, Weller & Baker LLP for fees in the amounts of $5,000 and $5,000, respectively.

All Other Fees. We were not billed by Tait, Weller & Baker LLP for any fees for services other than those described above during either of the past two fiscal years.

Aggregate Non-Audit Fees. We were not billed by Tait, Weller & Baker LLP for any amounts for any non-audit services during either of the past two fiscal years. In addition, neither FCM nor any entity controlling, controlled by, or under common control with FCM that provides ongoing services to us, was billed by Tait, Weller & Baker LLP for any non-audit services during either of the last two fiscal years.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Before the auditor is engaged (i) by us to render audit, audit related or permissible non-audit services to us or (ii) with respect to non-audit services to be provided by the auditor to FCM or any entity in the investment company complex, if the nature of the services provided relate directly to our operations or financial reporting, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to FCM. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with Tait, Weller & Baker LLP, the Audit Committee approved in advance all audit services and non-audit services that Tait, Weller & Baker LLP provided to us (with respect to our operations and financial reporting). None of the services rendered by Tait, Weller & Baker LLP to us or FCM were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered whether the provision of non-audit services rendered by Tait, Weller & Baker LLP to FCM and any entity controlling, controlled by, or under common control with FCM that were not required to be pre-approved by the Audit Committee is compatible with maintaining Tait, Weller & Baker LLP ‘s independence.

AUDIT COMMITTEE REPORT

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Firsthand Technology Value Fund, Inc. (the “Company”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors and the Audit Committee meets periodically with the independent auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee is currently composed of three Directors. The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board. Each committee member is “independent” in accordance with Nasdaq Stock Market corporate governance regulations.

The Audit Committee, in discharging its responsibilities, has met with and held discussions with management and the Company’s independent auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Audit Committee, the committee has recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K.

Submitted by the Audit Committee

Rodney Yee
Greg Burglin
Kimun Lee

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF TAIT, WELLER & BAKER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE
(Non-Binding Stockholder Proposal)
THAT THE BOARD SEEK AND PURSUE ANY AND ALL MEASURES TO ENHANCE SHAREHOLDER VALUE

A stockholder, Donald Chambers, submitted the following proposal for inclusion in the Company’s proxy materials. If the stockholder, or a representative of the stockholder who is qualified under state law, is present and properly submits the proposal for a vote, then the proposal will be voted on at the Annual Meeting. The Board of Directors unanimously recommends that you vote AGAINST the proposal. The proposal and the stockholder’s supporting statement, exactly as received from the stockholder, are set forth below and are followed by the Board’s explanation of its reasons for opposing the proposal. As an advisory vote, if approved, the stockholder’s proposal would be a non-binding recommendation to the Board of Directors. The Company will provide Mr. Chambers’s address and number of shares held promptly upon oral or written request.

STOCKHOLDER PROPOSAL

RESOLVED: That the shareholders of SVVC assembled at the 2020 annual meeting in person and by proxy, hereby request that the Board of Directors of SVVC seek and pursue any and all measures to enhance shareholder value including: (1) orderly termination of the fund, (2) orderly liquidation of SVVC assets with distribution of available cash to shareholders, (3) tender offers for SVVC shares using available cash from any and all investment exits, (4) merger of the fund into an entity offering shareholder exits near NAV (net asset value), or (5) other measures likely to allow shareholders to exit SVVC near its NAV.

REPRINTED SUPPORTING STATEMENT FROM STOCKHOLDER

I urge shareholders to vote “Yes” to this proposal for the following reasons (based on information, belief and personal computations):

The performance of SVVC’s stock has been catastrophic relative to relevant benchmarks. The total annualized compounded market returns of SVVC and three relevant benchmarks over the life of SVVC are:

Ticker	Description	Annual Return 4/28/2001 -10/24/2019
VT1	Total stock market ETF	9.5%
VB	Small stocks ETF	8.0%
SPBDCUP	S&P BDC Index	6.3%
SVVC		-8.9%

Basing SVVC’s return on its recent NAV generates a positive return (4.8%). But that highlights the crux of the problem: SVVC’s NAV overstates its value under current management because it does not fully account for prospective fees and expenses. SVVC’s market price does reflect the massive fees and indicates a loss of -8.8% per year. SVVC’s 2% annual management fee (on gross assets) is roughly a 7% annual fee based on the market value of the equity. SVVC’s most recent statement reports $908,003 as the quarterly management fee (which is over 50 cents per share annualized). There are additional expenses and a 20% incentive fee on realized net profits. Accordingly, the discount of SVVC’s market price to its NAV has been very large - recently well over 50%.

The annual rate of compensation to each of the four independent directors of SVVC is $50,000 per year yet, reportedly, only one director held SVVC stock and that director held only 700 shares (see SVVC Proxy Statement 5/30/19).

Assuming that SVVC’s valuations of its private investments are reasonable, the Directors should be able to locate private equity investors enabling SVVC to be liquidated at a value near to its NAV.

Disclosure:

Mr. Chambers is a part-time employee (CIO-Model Portfolios) of Biltmore Capital Advisors (BCA) which manages approximately 292,254 shares of SVVC on behalf of its clients. Mr. Chambers has recused himself from all decisions at BCA regarding SVVC transactions or voting while this proposal is under consideration. SVVC is a restricted security for BCA employees so Mr. Chambers is restricted from transacting in SVVC while this proposal is under consideration.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THIS NON-BINDING STOCKHOLDER PROPOSAL FOR THE REASONS SET FORTH BELOW.

THE BOARD’S OPPOSING STATEMENT

The Board believes the proposal is not in the best interest of the Company and its shareholders. The proposal is too broad to enact in its entirety and doing so would create conflicts and be detrimental to long-term shareholders. The Board, however, is in full agreement that its primary objective is enhancement and protection of long-term shareholder value, and it is already undertaking several of the suggested measures.

First, the Board has directed the Investment Adviser to sell the liquid securities of its largest holdings in a timely fashion in order to reduce the concentration risk in the portfolio and enhance diversification. The Investment Adviser, in fact, has sold nearly all of the unrestricted securities it held in Pivotal Systems and Revasum in 2019. The proceeds of these sales funded the recently completed tender offer.

Second, in mid-December 2019, the Board authorized the Fund to purchase up to $2 million worth of its stock by way of a “modified Dutch auction” tender offer, and as a result bought back 285,714 shares at a price of $7.00 per share. The tender offer, which was completed in February 2020, was beneficial to all shareholders, effectively increasing NAV by 4.2%, or approximately $0.74 per share, based on our reported December 31, 2019 NAV of $17.70 per share. The Board believes the “modified Dutch auction” tender offer is an effective method for enhancing shareholder value and will consider utilizing this approach again in the future to return excess cash to shareholders.

The Board is keenly aware of the Fund’s trading discount to NAV, and reviews the current situation at least quarterly, if not more frequently. It has considered a number of strategic options, including several that have been proposed by Mr. Chambers. In the Board’s opinion, terminating the Fund or putting the Fund into liquidation would ensure that it has no bargaining power in attempts to sell its portfolio holdings – the result would be a destruction of shareholder value.

Furthermore, unlike funds that invest in publicly-traded stocks, the Fund invests a large portion of its portfolio in private companies that need ongoing financial support. In many cases, venture capital financings of such private companies are structured so that existing investors are required to contribute in follow-on rounds of financing. Failure of an existing investor to participate would result in massive dilution and/or write downs for the non-participating investor.

Finally, the idea of a merger with or acquisition by another entity sounds like an interesting idea on its face, but it is difficult to find a suitable partner for such a transaction. Suffice it to say that the Board has explored this avenue but has yet to receive a proposal that would be in the best interest of the Fund and its shareholders.

In summary, the Board believes that approving Mr. Chambers proposal is unnecessary. The Board is continuously evaluating opportunities to enhance shareholder value and has demonstrated its willingness to enact such measures with the recent tender offer and liquidation of portfolio securities. The Board will continue to consider methods to return cash to shareholders, including tender offers, dividends, and other liquidity events. The Board recommends that shareholders vote AGAINST Mr. Chambers’s proposal.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE NON-BINDING STOCKHOLDER PROPOSAL

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each of our officer’s name; position(s) with us and length of time served; principal occupation during the past five years; and other directorships. The address for all of our officers is 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. Additional biographical information on each officer follows the table, excluding Kevin Landis, whose information is described on page 14 under the heading “Information About Each Director’s Qualifications, Experience, Attributes or Skills.”

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Kevin Landis (born 1961)	Chairman of the Board of Directors, President and Chief Executive Officer. Director (to serve until the 2020 Annual Meeting of Stockholders), elected annually as an officer. Served since 2010.	President of FCM since 2009; President, Chairman and Founder of Firsthand Funds since 1994; Portfolio Manager of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Opportunities Fund since 1999, and of Firsthand Technology Leaders Fund from 1997 to 2012; Portfolio Manager of the Company since April 2011.	3

Current: Firsthand Funds (since 1994); Hera Systems, Inc.; IntraOp Medical Corp.; Pivotal Systems Corp.; Revasum, Inc.; Silicon Genesis Corp.; Telepathy Investors, Inc.; Wrightspeed, Inc.;

Former: Hiku Labs, Inc. (from August 2015 through October 2016); Phunware, Inc. (from March 2014 through January 2018); QMAT, Inc. (from December 2012 to December 2019); Vufine, Inc. (from March 2015 through May 2019).

Omar Billawala (born 1961)	Chief Financial Officer. Served since 2014.	Chief Operating Officer and Chief Financial Officer of Firsthand Capital Management, Inc. from 1999 to present. Treasurer of Firsthand Funds from 2011 to present.	N/A	N/A
Nichole Mileski (born 1971)	Chief Compliance Officer. Served since 2013.	Corporate counsel of FCM since 2013; corporate paralegal of FCM from 2011 to 2013.	N/A	N/A

(1)

The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, FCM, and, as a result, the Fund Complex included the Company and Firsthand Funds, a family of open-end funds registered under the 1940 Act that are managed by FCM.

COMPENSATION DISCUSSION AND ANALYSIS

Pursuant to an investment management agreement between FCM (our external manager) and us, our external manager is responsible for supervising the investments and reinvestments of the Company’s assets. Our external manager, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. We pay management fees to our external manager for its advisory and other services performed under the investment management agreement.

Our executive officers who manage our regular business are employees of our external manager or its affiliates. Accordingly, we do not directly pay any salaries, bonuses, or other compensation to our executive officers. We do not have employment agreements with our executive officers. We do not provide pension or retirement benefits, perquisites, or other personal benefits to our executive officers. We do not maintain any compensation plans under which our equity securities are authorized for issuance. We do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of the Company.

The investment management agreement does not require our external manager to dedicate specific personnel to fulfilling its obligation to us under the investment management agreement, or require personnel to dedicate a specific amount of time. In their capacities as executive officers or employees of our external manager or its affiliates, they devote a portion of their time to our affairs as required for the performance of the duties of our external manager under the investment management agreement.

Our executive officers are compensated by our external manager. We understand that our external manager takes into account the performance of the Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for the Company, certain of our executive officers receive compensation for services performed for various investment funds of our external manager. However, our external manager cannot segregate and identify that portion of the compensation awarded to, earned by, or paid to our executive officers that relates exclusively to their services to us. Our external manager compensates our Chief Compliance Officer, subject to reimbursement by us of a portion of the related costs of that Officer’s services to us, all based on terms and in amounts determined and approved by our Board of Directors.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of February 28, 2020, the number of shares of our common stock beneficially owned by each of our current directors and executive officers as a group, and certain beneficial owners, according to information furnished to us by such persons. Based on statements publicly filed with the SEC, as of February 28, 2020, we are aware of no person who beneficially owns more than 5% of our outstanding common stock except as disclosed below. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Name of Beneficial Owner of Common Stock	Number of Shares	Percent of Class (1)
Independent Directors
Greg Burglin	0	*
Kimun Lee	700	*
Nicholas Petredis	0	*
Rodney Yee	0	*

Interested Director
Kevin Landis	660,445	9.6%

Executive Officers
Omar Billawala	113	*
Nichole Mileski	0	*

*	Less than 1% of class.
(1)	Based on 6,893,056 shares of common stock outstanding as of February 28, 2020.

The following table sets forth as of February 28, 2020, the dollar range of our equity securities beneficially owned by each of our directors. We are part of a “family of investment companies,” as that term is defined in the 1940 Act.

Director	Dollar Range[1] of Our Equity Securities	Aggregate Dollar Range[1] of Equity Securities in All Registered Investment Companies[2] Overseen by Director in Fund Complex[3]
Independent Directors
Greg Burglin[3]	None	None
Kimun Lee[3]	$1 - $10,000	None
Nicholas Petredis	None	None
Rodney Yee	None	None
Interested Director
Kevin Landis[3]	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000 or over $100,000.
(2)	The Company is incorporated in Maryland.
(3)

Each of Greg Burglin, Kimun Lee and Kevin Landis is a member of the board of trustees of Firsthand Funds, which operates Firsthand Alternative Energy Fund and Firsthand Technology Opportunities Fund. FCM serves as investment advisor for each of these funds.

None of the independent directors or any of their immediate family members own beneficially or of record any securities in the Investment Adviser or our underwriters in the offering of our securities from time to time, as defined in the 1940 Act, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or such underwriters.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the Investment Management Agreement with FCM, in which the chairman of our Board of Directors and our Chief Executive Officer and Chief Financial Officer have ownership and financial interests. The other investment professionals of the Investment Adviser may also serve as principals of other investment managers affiliated with FCM that may currently and also in the future manage investment funds with investment objectives similar to ours. In addition, our current executive officers and directors, the Chief Financial Officer and Chief Compliance Officer, and the other senior investment professionals whom FCM currently retains, serve or may serve as officers, directors, or principals of entities that operate or may operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with FCM. However, FCM intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client of the Investment Adviser.

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

The Company’s business and affairs are managed under the direction of its Board of Directors, including the responsibilities performed for us pursuant to our investment management agreement. Among other things, the Board of Directors sets broad policies for the Company; approves the appointment of the Company’s investment adviser, administrator, and officers; and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of Directors currently consists of five directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.” As part of each regular Board meeting, the Independent Directors meet separately from management and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the Company’s Bylaws, the Chairman of the Board presides over meetings of the Board of Directors and the Board of Directors may designate a chairman to preside over meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Landis serves as Chairman of the Board of Directors. Mr. Landis is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with FCM. The Company believes that Mr. Landis’s history with the Company, familiarity with FCM’s investment platform and extensive experience in the field of technology-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit, Valuation, Compensation, and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board of Directors believes that this Board leadership structure—a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors—is the optimal structure for the Company at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. Landis is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Board of Directors, and are closely involved in all material deliberations related to the Company. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

BOARD ROLE IN RISK OVERSIGHT

The Board oversees the services provided by FCM, including certain risk management functions. Risk management is a broad concept composed of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also reviews reports at least quarterly, and meets at least once annually with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and FCM to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Company believes that the Board’s roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or FCM, its affiliates, or other service providers.

ANTI HEDGING POLICY

The Company has an anti-hedging policy applicable to directors and officers. The policy prohibits directors and officers from engaging in, among other things, short sales, hedging transactions, or trading in put and call options with respect to the Company’s securities. The Company believes that prohibiting these types of transactions will help ensure that the economic interests of all directors, officers, and employees will not differ from the economic interests of the Company’s stockholders.

NOMINEES FOR DIRECTOR

The Nominating Committee evaluates candidates’ qualifications for Board membership. The Nominating Committee takes diversity of a particular candidate and overall diversity of the Board into account when considering and evaluating candidates for Director. While the Nominating Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee may also consider other factors or attributes as it may determine appropriate in its judgment. The Nominating Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee has not established any litmus test or quota relating to these matters that must be satisfied before an individual may be nominated to serve as a Director. The Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, the Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.

Stockholders may recommend candidates to our Board. Any recommendation should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. All recommendations for nomination received by the Secretary will be presented to the Nominating Committee for its consideration.

COMMUNICATIONS BETWEEN STOCKHOLDERS AND THE BOARD OF DIRECTORS

Stockholders may send communications to the Board of Directors. Communications should be addressed to the Secretary of the Company at our principal offices at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. The sender should indicate in the address whether it is intended for the entire Board, the independent directors as a group or an individual director. The Secretary will forward any communications received directly to the intended recipient in accordance with the instructions.

CODE OF ETHICS

We have adopted a supplemental antifraud code of ethics which applies to, among others, our principal and senior financial officers, including our principal executive officer and principal financial officer. Our supplemental antifraud code of ethics is filed as Exhibit 14.1 of our Annual Report on Form 10-K, filed with the SEC on March 16, 2018, and can be accessed via the SEC’s Internet site at www.sec.gov. We intend to disclose any amendments to or waivers of required provisions of this code on Form 8-K.

We have also adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons. Access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. Our code of ethics is filed as Exhibit 99 (R) to Form N-2, filed with the SEC on December 24, 2014, and can be accessed via the SEC’s Internet site. We also have a code of business conduct, which is available on our website and in print to any stockholder who requests it.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Because our executive officers did not receive any direct compensation from us, none of the Board, the Compensation Committee, or any present or former officers or employees of the Company participated in any deliberations concerning executive officer compensation.

COMPENSATION COMMITTEE REPORT

The Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Firsthand Technology Value Fund, Inc. (“the Company”) (which was responsible for compensation matters for the fiscal year ended December 31, 2019) has reviewed and discussed with management the Company’s Compensation Discussion and Analysis required by Item 402(b) of Securities and Exchange Commission Regulation S-K. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Submitted by the Compensation Committee

Kimun Lee
Nicholas Petredis
Greg Burglin
Rodney Yee

OTHER MATTERS

The Board of Directors knows of no other matters that are intended to be brought before the Annual Meeting. If other matters are properly presented at the Annual Meeting or any postponement or adjournment thereof, the proxies named in the enclosed proxy card will vote on those matters in their sole discretion.

MORE INFORMATION ABOUT THE MEETING

As of the close of business on March 13, 2020, the Record Date, we had 6,893,056 shares of stock issued and outstanding and entitled to vote at the Annual Meeting.

To the knowledge of our management:

●	As of February 28, 2020, none of our independent directors owned 1% or more of our outstanding common stock. Kevin Landis held, as of that date, approximately 9.6% of our outstanding common stock.

●	As of February 28, 2020, our officers and directors owned, as a group, approximately 9.6% of our outstanding common stock.

INVESTMENT ADVISER

Firsthand Capital Management, Inc., is our investment adviser. Its principal office is located at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113.

ADMINISTRATOR

BNY Mellon Servicing (U.S.) Inc. (“BNY”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Our current Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113 not earlier than the 150th day nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date our proxy statement was released to stockholders for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder nomination or proposal intended to be considered at the 2021 Annual Meeting of Stockholders must be received by the Secretary of the Company on or after October 28, 2020, and prior to 5:00 p.m. Pacific Time on November 27, 2020. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in our 2021 proxy statement pursuant to Rule 14a-8 of the 1934 Act, we must receive it not less than 120 calendar days before the anniversary of the date our proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by us on or before November 27, 2020 in order to be included in our proxy statement and proxy card for the 2021 Annual Meeting of Stockholders. All nominations and proposals must be in writing.

By Order of the Board of Directors

Kelvin Leung
Secretary

March 27, 2020

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We urge you to read the proxy statement carefully.
If you have questions, call 800.976.8776.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
301 S. Market Street
San Jose, CA 95113
on May 13, 2020

Please detach at perforation before mailing.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRSTHAND TECHNOLOGY VALUE FUND, INC. The undersigned stockholder of Firsthand Technology Value Fund, Inc., a Maryland corporation (the "Company"), hereby appoints Kevin Landis and Omar Billawala, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2020 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the San Jose Marriott Hotel at 301 S. Market Street San Jose, CA 95113, on May 13, 2020, at 2:00 p.m., Pacific Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy previously given with respect to such Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominees for directors, FOR the ratification of the selection of Tait, Weller & Baker LLP as the Company's independent registered public accounting firm and AGAINST the non-binding stockholder proposal, all as described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

FTV_31188_030320

PLEASE MARK, SIGN, DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 13, 2020.
The Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/FTV-31188

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals **The Board of Directors recommends a vote FOR proposals 1 and 2 and AGAINST proposal 3.**

01. Kevin Landis 02. Kimun Lee

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual director nominee(s), mark the "FOR ALL EXCEPT" box and write the name of the nominee(s) for which you would like to withhold authority on the following line.

____

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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